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                                                                      EXHIBIT 99


                          SIERRA HEALTH SERVICES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF STOCKHOLDERS ON        , 1995

  The undersigned holder of shares of Common Stock of SIERRA HEALTH SERVICES, INC. (the "Company") hereby appoints Anthony M. Marlon, M.D. and Erin E. MacDonald or either of them acting singly in the absence of the other, with full power of substitution, the Proxies of the undersigned at the Special
Meeting of Stockholders of the Company to be held      , 1995 and at any
adjournments or postponements thereof with respect to the following matters:

1. To approve the Agreement and Plan of Merger, dated as of June 12, 1995, attached as Annex A to the accompanying Joint Proxy Statement/Prospectus, providing for the merger of Health Acquisition Corp., a wholly-owned subsidiary of the Company, with and into CII Financial, Inc., pursuant to which each share of Common Stock of CII will be converted into 0.37 of a share of Common Stock, par value $.005 per share, of the Company (the "Common Stock"), and the approval of the issuance of shares of Common Stock pursuant to such Agreement upon exercise of outstanding options and conversion of outstanding debentures; and

                         [_] FOR  [_] AGAINST  [_] ABSTAIN

2. To transact such other business as may properly be brought before the Special Meeting of Stockholders.

                                    (Continued and to be signed on reverse side)



  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 2.

                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME OR NAMES APPEAR HEREIN. WHEN
                                             SIGNING AS AN EXECUTOR,
                                             ADMINISTRATOR, CORPORATION,
                                             OFFICER, ATTORNEY, AGENT, TRUSTEE
                                             OR GUARDIAN, ETC., PLEASE ADD
                                             YOUR FULL TITLE TO YOUR
                                             SIGNATURE.

                                             __________________________________
                                             Signature

                                             __________________________________
                                             Signature

                                             Date _____________________________